MERRILL LYNCH SMALL CAP VALUE V.I. FUND
                OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                   Supplement dated June 18, 2004 to the
                       Prospectus dated May 1, 2004


Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund (the "Fund"), a series of Merrill Lynch Variable Series Funds, Inc., will change its name to Merrill Lynch Value Opportunities V.I. Fund. As a result of this name change, effective September 15, 2004, the Fund will also eliminate its non-fundamental investment restriction to invest at least 80% of its assets in securities of small cap companies. This change will not affect any investor's holding in the Fund or the Fund's investment objective to seek long term growth of capital. The Fund will continue to invest primarily in common stock of small cap companies and emerging growth companies that Fund management believes have special investment value.

This information supplements and supersedes any contrary information contained in the Prospectus.